UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 30, 2014

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Kneeland Street Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

(617) 275-0040

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 31, 2014, Paratek Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other items, that on October 30, 2014, the Company completed its business combination with what was then known as “Paratek Pharmaceuticals, Inc.” (“Old Paratek”). This Amendment No. 1 to Current Report on Form 8-K amends the Original Form 8-K to include the historical audited and unaudited financial statements of Old Paratek and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Current Report on Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such Items.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of Old Paratek as of and for the years ended December 31, 2013 and 2012, are filed herewith as Exhibit 99.2. The unaudited financial statements of Old Paratek as of and for the nine months ended September 30, 2014, are filed herewith as Exhibit 99.3. The consent of CohnReznick LLP, Old Paratek’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment No. 1 to Current Report on Form 8-K.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company and Old Paratek as of and for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014 are filed herewith as Exhibit 99.4.

(d)	Exhibits.

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization, dated as of June 30, 2014, by and among Transcept Pharmaceuticals, Inc., Tigris Merger Sub, Inc., Tigris Acquisition Sub, LLC and Paratek Pharmaceuticals, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.)

Exhibit 3.1*	Amended and Restated Certificate of Incorporation

Exhibit 3.2*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

Exhibit 10.1*	Indemnification Agreement, dated October 30, 2014, between Paratek Pharmaceuticals, Inc. and Michael F. Bigham. (Pursuant to Instruction 2 to Item 601 of Regulation S-K, Indemnification Agreements that are substantially identical in all material respects, except as to the parties thereto, between the Company, on the one hand, and Thomas J. Dietz, Ph.D., Jeffrey Stein, Ph.D., Richard J. Lim, Robert Radie, Evan Loh, M.D., and Kathryn M. Boxmeyer, on the other hand, were not filed.)

Exhibit 23.1	Consent of CohnReznick LLP, Old Paratek’s independent registered public accounting firm

Exhibit 99.1*	Press release issued on October 30, 2014

Exhibit 99.2	Audited financial statements of Old Paratek as of and for the years ended December 31, 2013 and 2012

Exhibit 99.3	Unaudited financial statements of Old Paratek as of and for the nine months ended September 30, 2014

Exhibit 99.4	Unaudited pro forma condensed combined financial information of the Company and Old Paratek as of and for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: January 9, 2015	By:	/s/ Michael F. Bigham
Name: Michael F. Bigham
Title: Chairman and Chief Executive Officer

Date: January 9, 2015	By:	/s/ Douglas W. Pagán
Name: Douglas W. Pagán
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*	Agreement and Plan of Merger and Reorganization, dated as of June 30, 2014, by and among Transcept Pharmaceuticals, Inc., Tigris Merger Sub, Inc., Tigris Acquisition Sub, LLC and Paratek Pharmaceuticals, Inc. (Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits have not been filed. The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.)

Exhibit 3.1*	Amended and Restated Certificate of Incorporation

Exhibit 3.2*	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

Exhibit 10.1*	Indemnification Agreement, dated October 30, 2014, between Paratek Pharmaceuticals, Inc. and Michael F. Bigham. (Pursuant to Instruction 2 to Item 601 of Regulation S-K, Indemnification Agreements that are substantially identical in all material respects, except as to the parties thereto, between the Company, on the one hand, and Thomas J. Dietz, Ph.D., Jeffrey Stein, Ph.D., Richard J. Lim, Robert Radie, Evan Loh, M.D., and Kathryn M. Boxmeyer, on the other hand, were not filed.)

Exhibit 23.1	Consent of CohnReznick LLP, Old Paratek’s independent registered public accounting firm

Exhibit 99.1*	Press release issued on October 30, 2014

Exhibit 99.2	Audited financial statements of Old Paratek as of and for the years ended December 31, 2013 and 2012

Exhibit 99.3	Unaudited financial statements of Old Paratek as of and for the nine months ended September 30, 2014

Exhibit 99.4	Unaudited pro forma condensed combined financial information of the Company and Old Paratek as of and for the year ended December 31, 2013 and as of and for the nine months ended September 30, 2014

*	Previously filed.